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                                                                    EXHIBIT 10.5

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                               CAF HOLDINGS, INC.

                            INVESTOR RIGHTS AGREEMENT

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                          DATED AS OF JANUARY __, 2001

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                                TABLE OF CONTENTS

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                                                                                              PAGE NO.
          SECTION 1.  COVENANTS, REPRESENTATIONS AND WARRANTIES.....................................1

          SECTION 2.  RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES................................2
          2A.  Restrictions on Transfer.............................................................2
          2B.  Right of First Offer. ...............................................................2
          2C.  Participation Rights.................................................................3
          2D.  Permitted Transfers..................................................................4
          2E.  Termination of Restrictions..........................................................5

          SECTION 3.  SALE OF THE COMPANY.......................................................... 5
          3A.  Approved Sale........................................................................5
          3B.  Required Actions.....................................................................5
          3C.  Conditions to Stockholders' Obligations..............................................6
          3D.  Rule 506 Transaction.................................................................6
          3E.  Expenses of Approved Sale............................................................6
          3F.  Termination..........................................................................7

          SECTION 4.  LIMITED PREEMPTIVE RIGHTS.....................................................7

          4A.  Offering.............................................................................7
          4B.  Election Notice......................................................................8
          4C.  Expiration of Offering Period........................................................8
          4D.  Termination..........................................................................8

          SECTION 5.  PUBLIC OFFERING...............................................................8

          SECTION 6.  LEGEND........................................................................8

          SECTION 7.  TRANSFER......................................................................9

          SECTION 8.  BOARD OF DIRECTORS; VOTING....................................................9
          8A.  Composition of the Board.............................................................9
          8B.  Board Meeting Expenses..............................................................11
          8C.  Other Voting Matters................................................................11
          8D.  Irrevocable Proxy...................................................................12

          SECTION 9.  DEMAND REGISTRATIONS.........................................................12
          9A.  Requests for Registration...........................................................12
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
          9B.  Long-Form Registrations.............................................................13
          9C.  Short-Form Registrations............................................................13
          9D.  Priority on Demand Registrations....................................................13
          9E.  Restrictions on Demand Registrations................................................13
          9F.  Selection of Underwriters...........................................................14
          9G.  Other Registration Rights...........................................................14
          9H.  Demand Registration Expenses........................................................14

          SECTION 10. PIGGYBACK REGISTRATIONS......................................................14
          10A. Right to Piggyback..................................................................14
          10B. Piggyback Expenses..................................................................14
          10C. Priority on Primary Registrations...................................................14
          10D. Other Registrations.................................................................15
          10E. Postponement or Withdrawal..........................................................15

          SECTION 11. HOLDBACK AGREEMENTS..........................................................15
          11A. Agreement of Holders of Registrable Securities......................................15
          11B. Company Agreement...................................................................15

          SECTION 12. REGISTRATION PROCEDURES......................................................15

          SECTION 13. REGISTRATION EXPENSES........................................................18
          13A. Company Expenses....................................................................18
          13B. Reimbursement.......................................................................18

          SECTION 14. INDEMNIFICATION..............................................................19
          14A. Indemnification Obligation of the Company...........................................19
          14B. Indemnification of the Company......................................................19
          14C. Indemnification Procedures..........................................................19
          14D. Other Indemnification Provisions....................................................20

          SECTION 15. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS..................................20

          SECTION 16. RESTRICTIONS AND FINANCIAL REPORTING.........................................20

          SECTION 17. DEFINITIONS..................................................................23

          SECTION 18. MISCELLANEOUS................................................................28
          18A. Transfers in Violation of Agreement.................................................28
          18B. Amendment and Waiver................................................................28
          18C. Severability........................................................................28
          18D. Entire Agreement....................................................................29
          18E. No Inconsistent Agreements..........................................................29
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
          18F. Adjustments Affecting Registrable Securities........................................29
          18G. Successors and Assigns..............................................................29
          18H. Counterparts........................................................................29
          18I. Remedies............................................................................29
          18J. Notices.............................................................................29
          18K. Governing Law.......................................................................30
          18L. Descriptive Headings................................................................31
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SCHEDULES

Schedule of Rollover Participants
Schedule of Sponsors
Schedule of Coinvestors
Schedule of New Stockholders

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                            INVESTOR RIGHTS AGREEMENT

               THIS INVESTOR RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of January __, 2001, by and among (i) CAF Holdings Inc., a Virginia corporation (the "COMPANY"), (ii) OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership ("OAKTREE"), (ii) BancAmerica Capital Investors II, L.P., a Delaware limited partnership ("BACI"), (iii) each of the Persons listed on the attached "SCHEDULE OF ROLLOVER PARTICIPANTS", (collectively, the "ROLLOVER PARTICIPANTS"), (iv) each of the Persons listed on the attached "SCHEDULE OF COINVESTORS" (collectively, the "COINVESTORS"), (v) any executive employee of the Company who, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "EXECUTIVE" and collectively, the "EXECUTIVES"), and (vi) each other Person listed from time to time on the attached "SCHEDULE OF NEW STOCKHOLDERS", as amended from time to time by the Company with the consent of the Required Sponsors, who at any time acquires securities of the Company, executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (such Persons being referred to collectively as the "NEW STOCKHOLDERS"). Oaktree and BACI are referred to herein collectively as the "SPONSORS" and individually as a "SPONSOR." The Sponsors, the Rollover Participants, the Coinvestors, the Executives and the New Stockholders are referred to herein collectively as the "Stockholders" and individually as a "STOCKHOLDER." Capitalized terms used herein and not otherwise defined are defined in SECTION 17 hereof.

               The Company, the Sponsors, the Coinvestors and the Rollover Participants are parties to the Recapitalization Agreement dated as of December 4, 2000 (as amended from time to time, the "RECAPITALIZATION AGREEMENT"). Pursuant to the Recapitalization Agreement, the Sponsors, the Coinvestors and the Rollover Participants are all holders of all of the Company's capital stock. Among other reasons, the parties hereto enter into this Agreement (i) to provide for an orderly election of the Company's board of directors, (ii) to restrict the sale, assignment, transfer, encumbrance or other disposition of the Stockholder Shares, and (iii) to provide for certain rights and obligations in respect thereto.

               NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

               SECTION 1. COVENANTS, REPRESENTATIONS AND WARRANTIES
               Each Stockholder covenants, represents and warrants that, (i) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties and general principles of equity, (ii) such Stockholder is the record and beneficial owner of the shares of Company capital stock issued to, or retained by, such Stockholder in the transactions contemplated by the Recapitalization Agreement, free and clear of all liens, charges and other encumbrances, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or voting agreement or any agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust, voting agreement or any agreement which is inconsistent with, conflicts with or

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violates any provision of this Agreement.

              PROVISIONS RELATING TO TRANSFER; SALE OF THE COMPANY;
                       PUBLIC OFFERING; PREEMPTIVE RIGHTS

               SECTION 2. RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES
               2A.   RESTRICTIONS ON TRANSFER. No holder of Stockholder Shares
shall sell, transfer, assign, pledge or otherwise directly or indirectly dispose of (a "TRANSFER") any interest in any of its Stockholder Shares (other than shares acquired in the public open market in a transaction effected on a national securities exchange or through the NASDAQ System or the over-the-counter market), except pursuant to and in accordance with the provisions of SECTIONS 2B or 2C, pursuant to and in accordance with the provisions of SECTION 3 or pursuant to and in accordance with a Public Sale or an Exempt Transfer (as defined in SECTION 2D). Notwithstanding SECTION 18B below but subject to the proviso following, this SECTION 2A may be waived or amended by the Company and Required Sponsors to permit a Coinvestor (the "TRANSFERRING COINVESTOR") to consummate a Transfer of Stockholder Shares that, but for such waiver or amendment, would be prohibited by this SECTION 2A, only if the Transferring Coinvestor ensures that each other Coinvestor is entitled to participate in such Transfer (in the manner in which such Coinvestor would be permitted to participate pursuant to SECTION 2C if the Transferring Coinvestor were a Sponsor); PROVIDED that, notwithstanding and without giving effect to the foregoing, the Company and the Required Sponsors may, pursuant to SECTION 18B, waive the provisions of this SECTION 2A in respect of any Transfer of Stockholder Shares by a Coinvestor if the Required Sponsors determine in good faith, based on representations and warranties by the Transferring Coinvestor, that the proposed Transfer by the Transferring Coinvestor will or is intended to enable compliance with regulatory or other legal requirements or in response to other adverse circumstance applicable to such Coinvestor, and not generally applicable to other Persons.

               2B.   RIGHT OF FIRST OFFER. Following the third anniversary of
the date hereof, at least thirty days prior to making any Transfer by any Quad-C Stockholder of any Stockholder Shares (other than pursuant to and in accordance with the provisions of SECTION 3, or a Public Sale or an Exempt Transfer), the transferring Quad-C Stockholder (the "TRANSFERRING STOCKHOLDER") shall deliver a written notice (an "OFFER NOTICE") to the Company and the other Stockholders (the "OTHER STOCKHOLDERS"). The Offer Notice shall disclose in reasonable detail the proposed number of each type or class of Stockholder Shares to be transferred, the proposed terms and conditions of the Transfer, including the proposed price by class or type of each of such Stockholder Shares to be transferred (which shall be payable in cash or notes), and the identity of the prospective transferee(s) (if known). No Transfer shall be consummated prior to the earlier of (i) the date on which the parties to the Transfer have been finally determined pursuant to this SECTION 2B and (ii) the date of expiration of the 30-day period (the "ELECTION PERIOD") following the delivery to the Company and the Other Stockholders of the Offer Notice applicable to such Transfer. First, the Company may elect to purchase all or any portion of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder and the Other Stockholders within 20 days after the delivery of the Offer Notice. If the Company has not

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elected to purchase all of the Stockholder Shares to be transferred, the Other
Stockholders may elect to purchase all (but not less than all) of the Stockholder Shares that the Company has not elected to purchase (the "AVAILABLE SHARES") upon the same terms and conditions as those set forth in 1the Offer Notice by giving written notice of such election to such Transferring Stockholder within 30 days after the Offer Notice has been given to the Other Stockholder. If more than one Other Stockholder elects to purchase the Available Shares, with respect to each class of Available Shares, such Available Shares shall be allocated among the Other Stockholders pro rata on the basis of the number of Stockholder Shares of such class held by such Other Stockholder. If the Company and the Other Stockholders do not elect to purchase in the aggregate all of the Stockholder Shares specified in the Offer Notice, the Transferring Stockholder may Transfer all of the Stockholder Shares specified in the Offer Notice at a price no less than 95% of the price per share set forth in the Offer Notice and on terms no more favorable to the transferee(s) thereof than specified in the Offer Notice during the 90-day period immediately following the end of the Election Period. Any Stockholder Shares not transferred within such 90-day period will be subject to the provisions of this SECTION 2B upon subsequent transfer. If the Company and the Other Stockholders have elected to purchase Stockholder Shares hereunder, the transfer of such Stockholder Shares shall be consummated as soon as practicable after the delivery of the election notice(s) to the Transferring Stockholder, but in any event within 20 days after such delivery. Notwithstanding the foregoing, in no event shall any Quad-C Stockholder Transfer Stockholder Shares to a competitor of the Company or any of its Subsidiaries.

               2C.   PARTICIPATION RIGHTS.

               (i) At least thirty days prior to the Transfer of any Stockholder Shares by any Sponsor (or one of its Affiliates) (other than a Public Sale or an Exempt Transfer), the transferring Sponsor (the "TRANSFERRING SPONSOR") shall deliver a written notice (the "SALE NOTICE") to the Company and the Other Stockholders. The Sale Notice shall disclose in reasonable detail the proposed number of each type or class of Stockholder Shares (the "TRANSFER SHARES") to be transferred, the proposed terms and conditions of the Transfer, including the proposed price by class or type of each of such Stockholder Shares to be transferred, and the identity of the prospective transferee(s). No Transfer shall be consummated prior to the earlier of (i) the date on which the parties to the Transfer have been finally determined pursuant to this SECTION 2C and (ii) the date of expiration of the 30-day period (the "ELECTION PERIOD") following the delivery to the Company and the Other Stockholders of the Sale Notice applicable to such Transfer. Each Stockholder may elect to participate in a Transfer by the Transferring Sponsor of any class of Transfer Shares owned by such Transferring Sponsor contemplated in a Sale Notice by delivering written notice of such election to such Transferring Sponsor within 30 days after delivery of the Sale Notice. If any Other Stockholders elect to participate in such Transfer (such Other Stockholders being referred to as the "PARTICIPATING STOCKHOLDERS"), each of such Transferring Sponsor and the Participating Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares of such class (the "PARTICIPATING SHARES") equal to the PRODUCT of (A) the QUOTIENT determined by

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dividing the number of Stockholder Shares of such class held by such Person, by the number of Stockholder Shares held by such Transferring Sponsor and all of the Participating Stockholders (including such Person), and (B) the aggregate number of Transfer Shares of such class to be sold in the contemplated Transfer; PROVIDED that if the Transfer Shares include both shares of Common Stock and shares of Preferred Stock, each Other Stockholder electing to participate in such Transfer shall be entitled, and at the election of such Transferring Sponsor shall be required, to include shares of Common Stock and Preferred Stock in the same proportion as the proportion in which such Transferring Sponsor includes shares of Common Stock and shares of Preferred Stock in such Transfer.

               (ii) The Transferring Sponsor will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholders in any contemplated Transfer, and shall not consummate any such Transfer unless each Participating Shareholder is permitted to sell Participating Shares in such Transfer in the amount and on the terms set forth in this SECTION 2C (PROVIDED that if the prospective transferee declines to allow the participation of any Participating Stockholder, as an alternative such Transferring Sponsor may consummate the proposed Transfer so long as contemporaneously therewith such Transferring Sponsor purchases from such Participating Stockholder all of such Participating Stockholder's Participating Shares at the same price and on the same terms as such Transferring Stockholder transferred Stockholder Shares to such transferee). Each Participating Stockholder transferring Participating Shares pursuant to this SECTION 2C shall pay (x) the expenses incurred by such Participating Stockholder in connection with the Transfer and (y) its pro rata share (according to the value of the Stockholder Shares transferred by such Participating Holder) of the expenses incurred by such Transferring Sponsor in connection with such transfer, and each such Stockholder shall be obligated to join in any indemnification or other obligations that such Transferring Sponsor agrees to provide in connection with such transfer (except that, while each Participating Stockholder shall be obligated to make representations and warranties as to such Stockholder's title to and ownership of Stockholder Shares, authorization, execution and delivery of relevant documents by such Stockholder, enforceability of relevant agreements against such Stockholder and other matters relating to such Stockholder, to enter into covenants in respect of the proposed Transfer of such Stockholder's Participating Shares and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that such Transferring Sponsor is similarly obligated in connection with its proposed Transfer of Stockholder Shares, no Stockholder shall be obligated to enter into indemnification obligations with respect to any of the foregoing to the extent relating to any other Stockholder or such other Stockholder's Stockholder Shares). In no event shall any Stockholder be liable in respect of any indemnity obligation pursuant to any Transfer under this SECTION 2C in an amount in excess of the total consideration payable to such Stockholder in such Transfer.

               2D.   PERMITTED TRANSFERS. The restrictions set forth in this
SECTION 2 shall not apply to transfers by the Stockholders to transferees ("PERMITTED TRANSFEREES") with respect to the following transfers:

               (i) subject to the paragraph below, any Transfer of Stockholder Shares by any Stockholder to any of its Affiliates,

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               (ii)  in the case of an individual, a Transfer of Stockholder
Shares by any Stockholder pursuant to the laws of descent and distribution or among such Stockholder's Family Group,

               (iii) an Approved Sale, and

               (iv) subject to the last paragraph of this SECTION 2D below and to the prior written consent of the Required Sponsors (which consent shall not be unreasonably withheld), in the case of any Stockholder which is not an individual, to a successor corporation or other successor entity as a result of a merger or consolidation with, or a sale of all or substantially all of the assets of, such Stockholder, if a general or limited partnership, to its partners in connection with the liquidation and dissolution of such partnership or, if a limited liability company, to its members in connection with the liquidation and dissolution of such limited liability company.

Not less than 20 days prior to any Transfer of Stockholder Shares pursuant to the foregoing clauses (i), (ii), (iv) or (v) of the previous sentence, the transferee thereof will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee. In addition, notwithstanding anything to the contrary herein, the restrictions contained in this Agreement will continue to be applicable to the Stockholder Shares following any Transfer pursuant to this SECTION 2C, and the transferee of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. No Stockholder shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee, and any Transfer or attempted Transfer in violation of this covenant shall be void and otherwise subject to SECTION 18A below. Except as otherwise provided herein, the transfer of equity interests in any Stockholder shall be deemed a Transfer of the Stockholder Shares held by such Stockholder for purposes of this
SECTION 2. Notwithstanding the foregoing, a transfer of equity interests in a Stockholder who is a party hereto on the date hereof will not be deemed to be a Transfer of the Stockholder Shares held by such Stockholder if individuals who as of the date hereof own securities or interests having, by their terms, voting power to elect the managing member, the general partner, the managing director or a majority of the members of the board of directors of, or other persons performing similar functions with respect to, such Stockholder, and if such Stockholder is a limited liability company, partnership, association or other business entity, are allocated a majority of such Stockholder's limited liability company, partnership, association or other business entity gains or losses, continue immediately after such Transfer to own securities or interests having, by their terms, voting power to elect the managing member, the managing director, the general partner or a majority of the members of the board of directors of, or other persons performing similar functions with respect to, such Stockholder and, if such Stockholder is a limited liability company, partnership, association or other business entity, continue to be allocated a majority of such Stockholder's limited liability company, partnership, association or other business entity gains or losses. Any Transfer permitted pursuant to this SECTION 2C is referred to herein as an "EXEMPT TRANSFER".

               2E.   TERMINATION OF RESTRICTIONS. The restrictions set forth in this SECTION 2 shall continue with respect to each Stockholder Share until the earlier of (i) the date on which

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such Stockholder Share has been transferred in a Public Sale, (ii) a Public
Offering and (iii) the consummation of an Approved Sale.

               SECTION 3. SALE OF THE COMPANY
               3A.   APPROVED SALE. If the Required Sponsors approve a Sale of
the Company (an "APPROVED SALE"), each holder of Stockholder Shares will vote for, consent to and will not object or otherwise impede consummation of the Approved Sale.

               3B.   REQUIRED ACTIONS. If the Approved Sale is structured as (A)
a merger or consolidation, each holder of Stockholder Shares shall vote its Stockholder Shares to approve such merger or consolidation, whether by written consent or at a stockholders meeting (as requested by the Required Sponsors), and waive all dissenter's rights, appraisal rights and similar rights in connection with such merger or consolidation, (B) a sale of stock, each holder of Stockholder Shares shall agree to sell, and shall sell, all of its Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions so approved, or (C) a sale of assets, each holder of Stockholder Shares shall vote its Stockholder Shares to approve such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom, whether by written consent or at a stockholders meeting (as requested by the Required Sponsors). In furtherance of the foregoing, (I) each holder of Stockholder Shares will take all necessary or desirable actions reasonably requested by the Required Sponsors in connection with the consummation of the Approved Sale of the Company and (II) each holder of Stockholder Shares will make the same representations, warranties, indemnities and agreements as each other holder (subject to SECTIONS 3B(i) and (ii) below), including without limitation, voting to approve such transaction and executing the applicable purchase agreement. In any Approved Sale, (i) each holder of Stockholder Shares shall be obligated to make representations and warranties as to such Stockholder's title to and ownership of Stockholder Shares, authorization, execution and delivery of relevant documents by such Stockholder, enforceability of relevant agreements against such Stockholder and other matters relating to such Stockholder, to enter into covenants in respect of a Transfer of such Stockholder's Stockholder Shares in connection with such Approved Sale and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that each other Stockholder is similarly obligated; PROVIDED that no Stockholder shall be obligated to enter into indemnification obligations with respect to any of the foregoing to the extent relating to any other Stockholder or such other Stockholder's Stockholder Shares, and (ii) in no event shall any Stockholder be liable in respect of any indemnity obligations pursuant to any Approved Sale in an aggregate amount in excess of the total consideration payable to such Stockholder in such Approved Sale.

               3C.   CONDITIONS TO STOCKHOLDERS' OBLIGATIONS. The obligations of the holders of Stockholder Shares with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Stockholder Shares will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Stockholder Shares would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to

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the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Approved Sale and in no event will such consideration include equity securities that are not Publicly Traded Securities;
(ii) if any holder of a class of Stockholder Shares is given an option as to the form and amount of consideration to be received, each holder of such class of Stockholder Shares will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Stockholder Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Stockholder Shares.

               3D.   RULE 506 TRANSACTION. If the Company or the holders of the
Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

               3E.   EXPENSES OF APPROVED SALE. Holders of Stockholder Shares
will bear their pro rata share (as if such expenses reduced the aggregate proceeds available for distribution as contemplated by SECTION 3C(i) above) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. For purposes of this SECTION 3E, costs incurred in exercising reasonable efforts to take all necessary actions in connection with the consummation of an Approved Sale in accordance with SECTION 3A shall be deemed to be for the benefit of all holders of Stockholder Shares. Costs incurred by any holder of Stockholder Shares on its own behalf will not be considered costs of the transaction hereunder and will be the responsibility of such holder.

               3F.   TERMINATION. The rights and obligations under this
SECTION 3 shall terminate upon the consummation of a Public Offering.

               SECTION 4. LIMITED PREEMPTIVE RIGHTS
               4A.   OFFERING. If the Company issues or sells or authorizes the issuance or sale of any of the Company's equity securities or any securities containing options or rights to acquire the Company's equity securities to either Sponsor or its Affiliates, any Quad-C Stockholders or its Affiliates or any Coinvestor or its Affiliates (the "NEW SECURITIES"), other than any equity securities to be issued to the Sponsors, the Quad-C Stockholders or the Coinvestors subsequent to Closing pursuant to SECTION 2.5 of the Recapitalization Agreement, the Company shall offer to each holder of Stockholder Shares a percentage of such New Securities equal to the percentage result of the quotient determined by dividing (A) the number of Stockholder Shares held by such holder on a Fully Diluted Basis, by (B) the number of outstanding Stockholder Shares on a Fully Diluted Basis. Each such holder of Stockholder Shares shall be entitled to purchase such New

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Securities at the most favorable price and on the most favorable terms as such
New Securities are to be sold or issued; PROVIDED that if a Person participating in such purchase of New Securities is required in connection therewith also to purchase other securities of the Company, the holders of Stockholder Shares exercising their rights pursuant to this Section shall also be required to purchase such other securities on the same economic terms and conditions as those on which the offeree of the New Securities is required to purchase such other securities (e.g., such holder shall be required to purchase the same types and classes of other securities, in the same proportions relative to their purchases of New Securities and at the same unit prices). For example, if the Company offers to sell shares of Common Stock and requires that, as part of such purchase, the offeree of such Common Stock also purchase a proportionate amount of Preferred Stock, Stockholders exercising rights to purchase shares of Common Stock pursuant to this SECTION 4A would be obligated also to purchase the corresponding proportionate amount of Preferred Stock at the same price per share of Preferred Stock. Each holder of Stockholder Shares participating in such purchase shall also be obligated to execute agreements in the form presented to such holder by the Company, so long as such agreements are substantially similar to those to be executed by other purchasers of New Securities (without taking into consideration any rights which do not entitle such a purchaser to a higher economic return on the New Securities than the economic return to which the other Stockholders participating in such transaction will be entitled with respect to New Securities). The purchase price for all New Securities offered to each holder of Stockholder Shares shall be payable in cash by wire transfer of immediately available funds to an account designated by the Company. Notwithstanding anything to the contrary contained herein, the Company shall not have any obligation to issue equity securities or to offer to issue any equity securities under this SECTION 4 to any holder of Stockholder Shares who is not an "accredited investor" as such term is defined in Regulation D under the Securities Act.

               4B.   ELECTION NOTICE. In order to exercise its purchase rights
hereunder, each holder of Stockholder Shares must deliver a written notice (an "ELECTION NOTICE") to the Company describing its election hereunder. Such Election Notice must be delivered to the Company during the 30-day period (the "OFFERING PERIOD") following such holder's receipt of written notice from the Company describing in reasonable detail the type, class and number of New Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment.

               4C.   EXPIRATION OF OFFERING PERIOD. Upon the expiration of the
Offering Period and during the180-day period immediately thereafter, the Company shall be entitled to sell any New Securities which any holder of Stockholder Shares has not elected to purchase, on terms and conditions no more favorable to the offeree of such New Securities than those offered to holders of Stockholder Shares pursuant to SECTION 4A. Any New Securities offered or sold by the Company after such 180-day period must be reoffered to each holder of Stockholder Shares pursuant to the terms of this SECTION 4.

               4D.   TERMINATION. The rights under this SECTION 4 shall
terminate upon consummation of a Public Offering or a Sale of the Company.

               SECTION 5. PUBLIC OFFERING

               In the event that the Board and the Required Sponsors approve an initial Public Offering, the holders of Stockholder Shares will use reasonable efforts to take all necessary or desirable actions in connection with the consummation of such Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the existing capital structure of the Company will adversely affect the marketability of the offering, each holder of Stockholder Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Stockholder Shares into securities that the managing underwriters, the Board and the Required Sponsors find acceptable and will take all other necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; PROVIDED that all holders of any class of Stockholder Shares are treated similarly in proportion to their holdings.

               SECTION 6. LEGEND
               Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF JANUARY ___, 2001, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY'S CHIEF FINANCIAL OFFICER."

               The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be promptly removed from the certificates evidencing any shares upon termination of SECTION 2 hereof.

               SECTION 7. TRANSFER
               Prior to Transferring any Stockholder Shares (other than in a Public Sale or in an Approved Sale) to any person or entity, the transferring stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement.

               SECTION 8. BOARD OF DIRECTORS; VOTING
               8A.     COMPOSITION OF THE BOARD. From and after the
effectiveness of this Agreement and until the provisions of this SECTION 8 cease to be effective, each Stockholder shall vote all of his Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his control (whether in the capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Company's board of directors (the "BOARD") shall be established at eleven directors;

               (ii)    the following persons shall be elected to the Board:

                       (a) the Company's chief executive officer, who initially shall be Edgar M. Bridger (the "CEO DIRECTOR");

                       (b) subject to SECTION 8A(xi) below, one person designated by Quad-C Management, Inc. (the "QUAD-C DIRECTOR"), who shall initially be Stephen M. Burns;

                       (c) subject to SECTION 8A(xii) below, one person designated by Norwest Equity Partners VII, L.P. (the "NORWEST DIRECTOR"), who shall initially be Timothy
                            C. DeVries;

                       (d) subject to SECTION 8A(ix) below, three persons designated by Oaktree (collectively, the "OAKTREE DIRECTORS", and each individually, an "OAKTREE DIRECTOR"), who shall initially be Ronald N. Beck and Caleb S. Kramer, and another person to be named by Oaktree at such time as it shall determine (it being understood that such directorship shall remain vacant until a representative is designated by Oaktree);

                       (e) subject to SECTION 8A(x) below, three persons designated by BACI (collectively, the "BACI DIRECTORS" and each a "BACI DIRECTOR") who shall initially be Robert F. Perille and Jason A. Mehring, and another person to be named by BACI at such time as it shall determine (it being understood that such directorship shall remain vacant until a representative is designated by BACI); and

                       (f) two persons designated jointly by Oaktree and BACI (the "OTHER DIRECTORS"), who initially shall be Darrel McCay and Jack Miskin.

               (iii) the composition of any committee of the Board shall include at least one Oaktree Director and one BACI Director;

               (iv) the composition of the board of directors of each of the Company's subsidiaries (a "SUB BOARD") shall be the same as that of the Board;

               (v) if the CEO Director ceases to be the chief executive officer of the Company and its Subsidiaries, such person shall be removed as a director of the Board and any Sub Board upon termination of such person's employment;

               (vi) the removal from the Board without cause of the Quad-C Director, the Norwest Director, any Oaktree Director, any BACI Director or any Other Director shall be only upon the written request of the person or persons originally entitled to designate such director pursuant to SECTION 8A(ii) above;

               (vii) in the event that any person designated as a director hereunder for any reason ceases to serve as a member of the Board or a Sub Board during such person's term of office, the resulting vacancy on the Board or the Sub Board shall be filled by a representative designated by the person or persons originally entitled to designate such director pursuant to SECTION 8A(ii) above;

               (viii) if any party (other than Oaktree or BACI) fails to designate a representative to fill a directorship pursuant to the terms of this
SECTION 8A, the election of a person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law;

               (ix) in the event that Oaktree and its Permitted Transferees hold in the aggregate less than 50% of the shares of Common Stock held by such Persons as of the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions), Oaktree shall be entitled to designate one director under this SECTION 8; PROVIDED that the rights of Oaktree under this
SECTION 8 shall terminate at such time as the Oaktree and its Permitted Transferees hold in the aggregate less than 10% of the shares of Common Stock held by such Persons on the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions). Notwithstanding the foregoing, at any time following the termination of Oaktree's right pursuant to the immediately preceding sentence, so long as Oaktree or any of its Permitted Transferees owns any Stockholder Shares, any employee, agent or legal representative of Oaktree designated in writing and reasonably acceptable to the Company shall be entitled to (i) attend meetings of the Board of the Company and participate in discussions of the Board, but will not be allowed to vote on any matter submitted to the Board for vote, and (ii) discuss the business operations, properties and financial and other conditions of the Company with any authorized officer, employee, agent, representative, director or independent accountant of the Company and, upon reasonable notice to the Company, any authorized officer, agent, representative, director or independent accountant of any subsidiary of the Company;

               (x) in the event that BACI and its Permitted Transferees hold in the aggregate less than 50% of the shares of Common Stock held by such Persons as of the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions), BACI shall be entitled to designate one director under this SECTION 8; PROVIDED THAT the rights of BACI under this SECTION 8 shall terminate at such time as the BACI and its Permitted Transferees hold in the aggregate less than 10% of the shares of Common Stock held by such Persons on the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions);

               (xi) the rights of Quad-C Management, Inc. under this SECTION 8 shall terminate at such time as the Quad-C Stockholders and its Permitted Transferees hold in the aggregate less than 50% of the shares of Common Stock held by such Persons on the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions), PROVIDED HOWEVER, if the Quad-C Stockholders and their Permitted Transferees Transfer 50% or more of the Common Stock held by such Persons on the date hereof pro rata with any Sponsor pursuant to SECTION 2C and or SECTION 10 hereof, the rights of the Quad-C Stockholders under this
SECTION 8 shall terminate at such time as the Quad-C Stockholders and their Permitted Transferees hold in the aggregate less than 25% of the shares of Common Stock held by such Persons on the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions); and

               (xii) the rights of Norwest Equity Partners VII, L.P. under this SECTION 8 shall terminate at such time as Norwest Equity Partners VII, L.P. and its Permitted Transferees hold in the aggregate less than 50% of the shares of Common Stock held by such Persons on the date hereof (as such number is proportionately adjusted for stock splits, stock dividends, combinations of shares and similar recapitalization transactions).

               8B.     BOARD MEETING EXPENSES. The Company shall pay all
reasonable out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board, any Sub Board and any committee thereof.

               8C.     OTHER VOTING MATTERS. Each Stockholder hereby agrees that
such Stockholder will vote, or cause to be voted, all voting Stockholder Shares over which such Stockholder has the power to vote or direct the voting, either in person or by proxy, whether at a stockholders meeting, or by written consent, in the manner in which the Required Sponsors directs in connection with the approval of any amendment or amendments to the Company's certificate of incorporation or bylaws, the merger, share exchange, combination or consolidation of the Company with any other Independent Third Party, the sale, lease or exchange of all or substantially all of the property and assets of the Company and its Subsidiaries on a consolidated basis to an Independent Third Party, and the reorganization, recapitalization, liquidation, dissolution or winding-up of any of the Company and its Subsidiaries; PROVIDED, however, that no such action shall (a) be inconsistent with the terms of this Agreement, or
(b) have a material adverse effect on any Stockholder's rights or interests in respect of any Stockholder Shares that would be borne disproportionately by such Stockholder relative to the effect on the rights or interests of any other Stockholder in respect of holdings of Stockholder Shares of the same class.

               8D.     IRREVOCABLE PROXY. In order to secure the obligations of
each Stockholder (other than the Sponsors and their Affiliates, and the Quad-C Stockholders and their Affiliates) who now or hereafter holds any voting securities to vote such Person's Stockholder Shares in accordance with the provisions of SECTION 3 and this SECTION 8, each Stockholder hereby appoints each of Caleb S. Kramer and Jason A. Mehring as his or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his Stockholder Shares for an Approved Sale and all such other matters as expressly provided for in SECTION 3A and SECTION 3B and for the election and/or removal of directors and all such other matters as expressly provided for in
SECTION 8A and SECTION 8C. Either Caleb S. Kramer or Jason A. Mehring may exercise the irrevocable proxy granted to it hereunder at any time any such Stockholder fails to comply with the provisions of this Agreement. The proxies and powers granted by each such Stockholder pursuant to this SECTION 8D are coupled with an interest and are given to secure the performance of such Stockholder's obligations to the Required Sponsors under this Agreement. Such proxies and powers shall be irrevocable until termination of this SECTION 8 and shall survive the death, incompetency, disability, bankruptcy or dissolution of such Stockholder and the subsequent holders of his or its Securities. No Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. In the event that the rights granted under this SECTION 8D are exercised, the Company will give notice thereof to each Stockholder and copies of all agreements executed in connection therewith.

            PROVISIONS RELATING TO REGISTRATION OF STOCKHOLDER SHARES

               SECTION 9. DEMAND REGISTRATIONS
               9A.     REQUESTS FOR REGISTRATION. At any time (i) the holders of
a majority of the Oaktree Registrable Securities may request, and (ii) the holders of a majority of the BACI Registrable Securities may request, registration under the Securities Act (a "DEMAND REGISTRATION") of all or any portion of its Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), or, if available, on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS"). In addition, at any time after the Company's initial Public Offering, the holders of a majority of the Quad-C Registrable Securities may request, if available, a Demand Registration that is a Short Form Registration. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to SECTION 9D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

               9B.     LONG-FORM REGISTRATIONS. Each of the holders of a
majority of the Oaktree Registrable Securities and holders of a majority of the BACI Registrable Securities will be entitled to request an unlimited number of Long-Form Registrations in which the Company will pay all Registration Expenses.

               9C.     SHORT-FORM REGISTRATIONS. In addition to the Long-Form
Registrations
provided pursuant to SECTION 9B, each of (i) the holders of a majority of the Oaktree Registrable Securities and (ii) holders of a majority of the BACI Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. In addition, the holders of a majority of the Quad-C Registrable Securities may request one Short-Form Registration in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. In the case of the Short-Form Registration requested by the holders of Quad-C Registrable Securities, a registration shall not count as the permitted Short-Form Registrations until it has become effective (unless such Short-Form Registration has not become effective due solely to the fault of the holders requesting such registration) and unless the holders of Quad-C Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration (unless such Short-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and in any event the Company shall pay all Registration Expenses in connection with any such registration whether or not it has become effective and whether or not such registration has counted as the permitted Short-Form Registration (unless such Short-Form Registration has not become effective due solely to the fault of the holders requesting such registration).

               9D.     PRIORITY ON DEMAND REGISTRATIONS. The Company will not
include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such Demand Registration (the "INITIATING HOLDERS"). If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the Initiating Holders, the Company will include in such registration, if any,
(i) first, the Registrable Securities requested to be included in such registration by the holders thereof, pro rata among such holders on the basis of the number of shares of Registrable Securities owned by each such holder, and
(ii) second, the other securities requested to be included, in each of (i) and
(ii) which securities in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

               9E.     RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will
not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; PROVIDED that, in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request.

               9F.     SELECTION OF UNDERWRITERS. The Required Sponsors will
have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

               9G.     OTHER REGISTRATION RIGHTS. Except as provided in this
Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Oaktree Registrable Securities and the holders of a majority of the BACI Registrable Securities.

               9H.     DEMAND REGISTRATION EXPENSES. The Registration Expenses
in connection with any Demand Registration will be paid by the Company, including the reimbursement of the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

               SECTION 10. PIGGYBACK REGISTRATIONS
               10A.    RIGHT TO PIGGYBACK. Whenever the Company proposes to
register any of its securities under the Securities Act (other than (i) in connection with the Company's initial public offering of Common Stock (unless other Registrable Securities are included in such offering), (ii) pursuant to a Demand Registration (but subject to the rights of holders of Registrable Securities to participate in Demand Registrations pursuant to SECTION 9) or
(iii) pursuant to a registration on Form S-4 or S-8 (or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will use its reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

               10B.    PIGGYBACK EXPENSES. The Registration Expenses of the
holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

               10C.    PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

               10D.    OTHER REGISTRATIONS. If the Company has previously filed
a registration
statement with respect to Registrable Securities pursuant to SECTION 9 or pursuant to this SECTION 10, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

               10E.    POSTPONEMENT OR WITHDRAWAL. Notwithstanding the
foregoing, the Company may postpone or withdraw any registration statement referred to in this SECTION 10 without incurring any liability to holders of Registrable Securities.

               SECTION 11. HOLDBACK AGREEMENTS
               11A.    AGREEMENT OF HOLDERS OF REGISTRABLE SECURITIES. Each
holder of Registrable Securities will not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

               11B.    COMPANY AGREEMENT. The Company will (i) not effect any
public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) cause each holder of shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

               SECTION 12. REGISTRATION PROCEDURES
               Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

               (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

               (ii) notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to SECTION
15) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED that the Company shall not be obligated to maintain the effectiveness of any registration statement for a period of more than twenty-four months from the date on which the such registration statement initially becomes effective.

               (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (vi) cause all such Registrable Securities to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

               (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) as may be requested by the underwriters and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

               (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of SECTION 11(a) of the Securities Act and Rule 158 thereunder;

               (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (xii) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (PROVIDED that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

               (xiii) as required by the Securities Act or by an underwriter, provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

               SECTION 13. REGISTRATION EXPENSES
               13A.    COMPANY EXPENSES. All expenses incident to the Company's
performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

               13B.    REIMBURSEMENT. In connection with each Demand
Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and in addition, in connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

               SECTION 14. INDEMNIFICATION
               14A.    INDEMNIFICATION OBLIGATION OF THE COMPANY. The Company
agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except in so far as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               14B.    INDEMNIFICATION OF THE COMPANY. In connection with any
registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such holder; PROVIDED that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

               14C.    INDEMNIFICATION PROCEDURES. Any Person entitled to
indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (PROVIDED that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not adversely affected the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               14D.    OTHER INDEMNIFICATION PROVISIONS. The indemnification
provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and any other indemnifying party with respect to the matters set forth in SECTIONS 9 through 14 of this Agreement also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

               SECTION 15. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS
               No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), PROVIDED that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
SECTION 12(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such SECTION 12(v). In the event the Company shall give any such notice, the applicable time period mentioned in SECTION 12(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this SECTION 15 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
SECTION 12(v).

               SECTION 16. RESTRICTIONS AND FINANCIAL REPORTING
               16A.    REQUIRED SPONSORS. Without the prior written consent of
the Required Sponsors, the Company shall not:

               (i) directly or indirectly declare or pay any dividends or make any distributions upon any of its capital stock or other equity securities other than the Preferred Stock pursuant to the terms of the Certificate of Incorporation, except for dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock;

               (ii) directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's or any Subsidiary's capital stock or other equity securities (including, without limitation, warrants, options and other rights to acquire such capital stock or other equity securities) other than the Preferred Stock pursuant to the terms of the Certificate of Incorporation, except for repurchases of Common Stock from employees of the Company and its Subsidiaries upon termination of employment pursuant to arrangements approved by the Company's board of directors;

               (iii) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of, (a) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for capital stock or other equity securities, issued in connection with the issuance of capital stock or other equity securities or containing profit participation features) or (b) any capital stock or other equity securities (or any securities convertible into or exchangeable for any capital stock or other equity securities)

               (iv) make, or permit any Subsidiary to make, any loans or advances to, guarantees for the benefit of, or investments in, any Person (other than a wholly-owned subsidiary), except for (a) reasonable advances to employees in the ordinary course of business, and (b) investments having a stated maturity no greater than one year from the date the Company makes such investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million or
(3) commercial paper with a rating of at least "Prime-1" by Moody's Investors Service, Inc.;

               (v) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a wholly-owned subsidiary);

               (vi) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 10% of the consolidated assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Company's board of directors in its reasonable good faith judgment) in any transaction or series of related transactions (other than sales in the ordinary course of business);

               (vii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes);

               (viii) acquire, or permit any Subsidiary to acquire, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture;

               (ix) enter into, or permit any Subsidiary to enter into, the ownership, active management or operation of any business other than the manufacture and sale of commercial floorcoverings;

               (x) become subject to, or permit any of its Subsidiaries to become subject to, (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement, the Certificate of Incorporation or the Company's bylaws (including, without limitation, provisions relating to the declaration and payment of dividends on and the making of redemptions of the Preferred Stock;

               (xi) make any amendment to the Certificate of Incorporation or the Company's bylaws;

               (xii) enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, employees or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such Person or individual owns a beneficial interest, except for customary employment arrangements and benefit programs on reasonable terms and except as otherwise expressly contemplated by this Agreement;

               (xiii) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, indebtedness exceeding an aggregate principal amount of $_______ outstanding at any time on a consolidated basis;

               (xiv) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liens or encumbrances;

               (xv) make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with generally accepted accounting principles consistently applied) exceeding $_______ in the aggregate on a consolidated basis during any twelve month period; or

               (xvi) increase the authorized size of its board of directors above eleven members.

               16B.    QUAD-C STOCKHOLDERS; COINVESTORS. Without the prior
written consent of the holders of a majority of the Stockholder Shares held by the Quad-C Stockholders and the holders of a majority of the Stockholder Shares held by the Coinvestors, the Company shall not enter into, amend, modify or supplement any agreement, transaction, commitment or arrangement with either Sponsor or its respective Affiliates, unless the Quad-C Stockholders and the Coinvestors are offered the opportunity to participate in such transaction pro rata with the Sponsors, other than (i) sales of carpeting, (ii) financings by the Bank of America, N.A. and its Affiliates in the ordinary course of business,
(iii) the payment to the Sponsors of management and consulting fees of up to $500,000 per annum in the aggregate, and (iv) the reimbursement by the Company of the Sponsors' fees and expenses related to the consummation of the transactions contemplated by the Recapitalization Agreement.

               16C.    FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company
shall deliver to each Sponsor, each Quad-C Stockholder and each Coinvestor (so long as such Person holds any Stockholder Shares):

               (i) as soon as available but in any event within 45 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals;

               (ii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized national standing;

               (iii) with reasonable promptness, notice of (i) any default under any agreement with respect to material indebtedness for borrowed money and
(ii) any action, suit or proceeding by or before any governmental instrumentality or agency which, if adversely determined, would have a material adverse effect on the business or operations the Company and its Subsidiaries, taken as a whole; and

               (iv) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this SECTION 16C may reasonably request.

               SECTION 17. DEFINITIONS
               "AFFILIATE" of a Stockholder means any other person, entity or investment fund controlling, controlled by or under common control with the Stockholder and, in the case of a Stockholder which is a partnership, any partner of the Stockholder, and in the case of a Stockholder which is a limited liability company, any member of the Stockholder.

               "AGREEMENT" has the meaning set forth in the Preamble.

               "APPROVED SALE" has the meaning set forth in SECTION 3A.

               "BACI REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued to

BACI pursuant to the Recapitalization Agreement, (ii) any shares of Common Stock otherwise acquired by BACI, (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares held by BACI, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting BACI Registrable Securities, such shares will cease to be BACI Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of BACI Registrable Securities whenever such Person has the right to acquire directly or indirectly such BACI Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "CERTIFICATE OF INCORPORATION" means the Company's certificate of incorporation in effect at the time as of which any determination is being made.

               "CLOSING" has the meaning set forth in the Recapitalization Agreement.

               "COINVESTORS" shall have the meaning set forth in the Preamble.

               "COMMON STOCK" means the Company's Common Stock, no par value.

               "COMPANY" has the meaning set forth in the Preamble.

               "DEMAND REGISTRATION" has the meaning set forth in SECTION 9A.

               "ELECTION NOTICE" has the meaning set forth in SECTION 4B.

               "ELECTION PERIOD" has the meaning set forth in SECTION 2B.

               "EXECUTIVES" has the meaning set forth in the Preamble.

               "EXEMPT TRANSFER" has the meaning set forth in SECTION 2D.

               "FAMILY GROUP" with respect to any Stockholder, means such Stockholder's spouse, siblings and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains solely for the benefit of such Stockholder and/or such Stockholder's spouse, siblings and/or descendants.

               "FULLY DILUTED BASIS" means, without duplication, (i) all shares of Common Stock outstanding at the time of determination plus (ii) all shares of Common Stock issuable directly or indirectly upon conversion of all outstanding convertible securities or the exercise or exchange of all outstanding option, warrant or similar right, whether or not such convertible security, right or option, warrant or similar right is then convertible, exercisable or exchangeable.

               "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a Fully Diluted Basis (a "5% OWNER"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

               "LIQUIDATION VALUE" means, with respect to each share of Preferred Stock, $1.00 plus the aggregate amount of accrued and unpaid dividends thereon.

               "LONG-FORM REGISTRATIONS" has the meaning set forth in
SECTION 9A.

               "NEW SECURITIES" has the meaning set forth in SECTION 4D.

               "NEW STOCKHOLDERS" has the meaning set forth in the Preamble.

               "NORWEST DIRECTOR" shall have the meaning set forth in
SECTION 8A.

               "OAKTREE REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued to Oaktree pursuant to the Recapitalization Agreement, (ii) any shares of Common Stock otherwise acquired by Oaktree, (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares held by Oaktree, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Oaktree Registrable Securities, such shares will cease to be Oaktree Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Oaktree Registrable Securities whenever such Person has the right to acquire directly or indirectly such Oaktree Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "OFFERING PERIOD" has the meaning set forth in SECTION 4B.

               "OTHER REGISTRABLE SECURITIES" means (i) any shares of Common Stock issued to the Stockholders (other than Oaktree, BACI and the Quad-C Stockholders), and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Other Registrable Securities, such shares will cease to be Other Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire directly or indirectly such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "OTHER STOCKHOLDERS" has the meaning set forth in SECTION 2B.

               "OUTSIDE DIRECTORS" shall have the meaning set forth in
SECTION 8A.

               "PARTICIPATING SHARES" has the meaning set forth in SECTION 2C.

               "PARTICIPATING STOCKHOLDERS" has the meaning set forth in
SECTION 2C.

               "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "PIGGYBACK REGISTRATION" has the meaning set forth in
SECTION 10A.

               "PREFERRED STOCK" means the Company's Class A Preferred Stock, no par value per share and the Company's Class B Preferred Stock, no par value per share.

               "PUBLIC OFFERING" means a public offering and sale of the Company's equity securities pursuant to an effective registration statement on Form S-1 (or any successor form) under the Securities Act.

               "PUBLIC SALE" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

               "PUBLICLY TRADED SECURITIES" means securities registered under the Securities Act and the Securities Exchange Act of 1934, as amended, or, in the case of an Approved Sale, the purchaser thereunder has agreed to register within 180 days of the closing of such Approved Sale, and which are either listed on a domestic securities exchange or quoted on a domestic over-the-counter market.

               "QUAD-C DIRECTOR" has the meaning set forth in SECTION 8A.

               "QUAD-C REGISTRABLE SECURITIES" means (i) any shares of Common Stock retained by the Quad-C Stockholders pursuant to the Recapitalization Agreement, (ii) any shares of

Common Stock otherwise acquired by the Quad-C Stockholders, (iii) any shares of Common Stock issued or issuable upon conversion of other Stockholder Shares held by the Quad-C Stockholders, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of clauses (i) through (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Quad-C Registrable Securities, such shares will cease to be Quad-C Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Quad-C Registrable Securities whenever such Person has the right to acquire directly or indirectly such Quad-C Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "QUAD-C STOCKHOLDERS" means each of Quad-C Partners II, L.P., Quad-C Partners III, L.P., Quad-C Partners, IV, L.P., QCP Investors, LLC and QCP Investors II, LLC.

               "RECAPITALIZATION AGREEMENT" has the meaning set forth in the Preamble.

               "REGISTRABLE SECURITIES" means, collectively, the Oaktree Registrable Securities, the BACI Registrable Securities, the Quad-C Registrable Securities and the Other Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "REGISTRATION EXPENSES" has the meaning set forth in SECTION 13A. "REQUIRED SPONSORS" at any time means the holders of 662/3% of the Sponsor Shares.

               "ROLLOVER PARTICIPANTS" has the meaning set forth in the Preamble.

               "SALE NOTICE" has the meaning set forth in SECTION 2C.

               "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

               "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

               "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

               "SHORT-FORM REGISTRATIONS" has the meaning set forth in
SECTION 9A.

               "SPONSOR" has the meaning set forth in the Preamble.

               "SPONSOR SHARES" means (i) any Stockholder Shares acquired by the Sponsors pursuant to the Recapitalization Agreement, (ii) any Stockholder Shares otherwise held from time to time by the Sponsors and (iii) any securities issued or issuable directly or indirectly with respect to the Stockholder Shares referred to in clause (i) or (ii) by way of dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided that the Sponsors Shares shall continue to be the Sponsors Shares only so long as such shares are owned by a Sponsor or any Affiliate of a Sponsor.

               "STOCKHOLDER SHARES" means (i) any Common Stock or Preferred Stock held by any Stockholder (including any such securities of the Company held by any Person having control over or in control of such Stockholder) as of the Closing or at any time thereafter, and (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

               "STOCKHOLDER" or "STOCKHOLDERS" has the meaning set forth in the Preamble.

               "TRANSFER" has the meaning set forth in SECTION 2A.

               "TRANSFER SHARES" has the meaning set forth in SECTION 2C.

               "TRANSFERRING SPONSOR" has the meaning set forth in SECTION 2C.

               Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement.

               SECTION 18. MISCELLANEOUS

               18A.    TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or
attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

               18B.    AMENDMENT AND WAIVER. Except as otherwise provided
herein, any modification, amendment or waiver of any provision of this Agreement shall be effective against the Company and the Stockholders if, and only if, such modification, amendment or waiver is approved in writing by the Company and the Required Sponsors; PROVIDED that in the event that such amendment or waiver by its terms treats any holder or group of holders of the same class of Stockholder Shares adversely relative to other holders of such class of Stockholder Shares (which shall include, without limitation, the elimination of a right granted to one or more holders of a class of Stockholder Shares which right was not granted to all holders of such class under this Agreement), then such amendment or waiver will require the consent of a majority of Stockholder Shares of such class held by such holder or group of holders of Stockholder Shares so adversely treated.

               18C.    SEVERABILITY. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

               18D.    ENTIRE AGREEMENT. Except as otherwise expressly set forth
herein, this document, the Recapitalization Agreement and the documents referenced therein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

               18E.    NO INCONSISTENT AGREEMENTS. The Company will not
hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

               18F.    ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company
will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

               18G.    SUCCESSORS AND ASSIGNS. Except as otherwise provided
herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder

Shares.

               18H.    COUNTERPARTS. This Agreement may be executed in separate
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

               18I.    REMEDIES. The parties hereto agree and acknowledge that
money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

               18J.    NOTICES. Any notice provided for in this Agreement shall
be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated in the schedules attached hereto and to any subsequent holder of Stockholder Shares at such address as indicated by the Company's records or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one business day (or in the case of Abu Dhabi Investment Authority ("Adia"), three days) after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, PROVIDED that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, or (iv) five days (or in the case of Adia, ten days) after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company's address is:

                                    CAF Holdings, Inc.
                                    c/o Collins & Aikman Floorcoverings, Inc.
                                    311 Smith Industrial Boulevard
                                    Dalton, Georgia  30721
                                    Attention: Chief Executive Officer

                                    WITH A COPY TO
                                    (which shall not constitute notice to the
                                      Company)

                                    OCM Principal Opportunities Fund II, L.P.
                                    c/o Oaktree Capital Management, LLC
                                    333 South Grand Avenue, 28th Floor
                                    Los Angeles, CA  90071
                                    Fax:  (213) 830-6394
                                    Attn:   Caleb S. Kramer

                                            Richard J. Goldstein
                                    AND

                                    Bank of America Capital Investors II, L.P.
                                    231 South LaSalle Street
                                    Chicago, IL  60697
                                    Fax:  (312) 828-1946
                                    Attn:   Robert F. Perille
                                            Jason A. Mehring

                                    AND

                                    Kirkland & Ellis
                                    200 East Randolph Drive
                                    Chicago, IL 60601
                                    Fax: (312) 861-2000
                                    Attn: John A. Weissenbach, Esq.

               18K.    GOVERNING LAW. THE CORPORATE LAW OF VIRGINIA WILL GOVERN
ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               18L.    DESCRIPTIVE HEADINGS. The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the day and year first above written.

                                    THE COMPANY:

                                            CAF HOLDINGS, INC.

                                            By:  /s/ Edgar M. Bridger
                                                ------------------------------
                                            Its:
                                                ------------------------------

                                    THE SPONSORS:

                                            OCM PRINCIPAL OPPORTUNITIES
                                              FUND II, L.P.

                                            By:  Oaktree Capital Management, LLC
                                            Its:  General Partner

                                            By:  /s/ Ronald Beck
                                                ------------------------------
                                            Its:
                                                ------------------------------

                                            BANCAMERICA CAPITAL
                                              INVESTORS II, L.P.

                                            By: BancAmerica Capital
                                                  Management II, L.P.
                                            Its: General Partner

                                            By:  BACM II GP, LLC
                                            Its: General Partner

                                            By:  /s/ Jason Mehring
                                                ------------------------------
                                            Its: Authorized Member

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                            THE ROLLOVER PARTICIPANTS:

                                            QUAD-C PARTNERS II, L.P.
                                            By: Quad-C XI, L.C., its General
                                                  Partner

                                            By:  /s/ Stephen M. Burns
                                                ------------------------------
                                            Name: Stephen M. Burns
                                            Its: Vice President

                                            QUAD-C PARTNERS III, L.P.
                                            By: Quad-C II, L.C., its General
                                                  Partner

                                            By:  /s/ Stephen M. Burns
                                                ------------------------------
                                            Name: Stephen M. Burns
                                            Its: Vice President

                                            QUAD-C PARTNERS IV, L.P.
                                            By: Quad-C IV, L.C., its General
                                                  Partner

                                            By:  /s/ Stephen M. Burns
                                                ------------------------------
                                            Name: Stephen M. Burns
                                            Its: Vice President

                                            QCP INVESTORS, LLC

                                            By:  /s/ Stephen M. Burns
                                                ------------------------------
                                            Name: Stephen M. Burns
                                            Its: Vice President

                                            QCP INVESTORS II, LLC

                                            By:  /s/ Stephen M. Burns
                                                ------------------------------
                                            Name: Stephen M. Burns
                                            Its: Vice President

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                            PARIBAS PRINCIPAL INC.

                                            By:  /s/ Illegible Signature
                                                ------------------------------
                                            Its: Vice President

                                                  /s/ Terrence D. Daniels
                                                  --------------------------
                                                  Terrence D. Daniels

                                                  /s/ Catherine M. Daniels
                                                  --------------------------
                                                  Catherine M. Daniels

                                                  /s/ Charles P. Daniels
                                                  --------------------------
                                                  Charles P. Daniels

                                                  /s/ Christopher C. Daniels
                                                  --------------------------
                                                  Christopher C. Daniels

                                                  /s/ Courtnay P. Daniels
                                                  --------------------------
                                                  Courtnay P. Daniels

                                                  /s/ Edward T. Harvey
                                                  --------------------------
                                                  Edward T. Harvey

                                                  /s/ R. Ted Weschler
                                                  --------------------------
                                                  R. Ted Weschler

                                                  /s/ Anthony R. Ignaczak
                                                  --------------------------
                                                  Anthony R. Ignaczak

                                                  /s/ Stephen M. Burns
                                                  --------------------------
                                                  Stephen M. Burns

                                                  /s/ J. Hunter Reichert
                                                  --------------------------
                                                  J. Hunter Reichert

                                                  /s/ Leslie A. Grandis
                                                  --------------------------
                                                  Leslie A. Grandis

                                                  /s/ Jeffrey J. Teschke
                                                  --------------------------
                                                  Jeffrey J. Teschke

                                                  /s/ Anthony F. Apollaro
                                                  --------------------------
                                                  Anthony F. Apollaro

               SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                                  /s/ Matthew T. Goodwin
                                                  --------------------------
                                                  Matthew T. Goodwin

                                                  /s/ Catherine J. Rotolo
                                                  --------------------------
                                                  Catherine J. Rotolo

                                                  /s/ Edgar M. Bridger
                                                  --------------------------
                                                  Edgar M. Bridger

                                                  /s/ Leslie H. Schilling
                                                  --------------------------
                                                  Leslie H. Schilling

                                                  /s/ Jeffrey Raabe
                                                  --------------------------
                                                  Jeffrey Raabe

                                                  /s/ Wallace J. Hammel
                                                  --------------------------
                                                  Wallace J. Hammel

                                                  /s/ Darrel V. McCay
                                                  --------------------------
                                                  Darrel V. McCay

                                                  /s/ Henry L. Millsap
                                                  --------------------------
                                                  Henry L. Millsap

                                                  /s/ Mike Beamer
                                                  --------------------------
                                                  Mike Beamer

                                                  /s/ Brent Beck
                                                  --------------------------
                                                  Brent Beck

                                                  /s/ Russell Bennett
                                                  --------------------------
                                                  Russell Bennett

                                                  /s/ Miller Bennington
                                                  --------------------------
                                                  Miller Bennington

                                                  /s/ Mike Bowers
                                                  --------------------------
                                                  Mike Bowers

                                                  /s/ Gene S. Bowes
                                                  --------------------------
                                                  Gene S. Bowes

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                                  /s/ Bob Broda
                                                  --------------------------
                                                  Bob Broda

                                                  /s/ Laura Compton Brophy
                                                  --------------------------
                                                  Laura Compton Brophy

                                                  /s/ F.L. Bryant
                                                  --------------------------
                                                  F.L. Bryant

                                                  /s/ Dobbins Callahan
                                                  --------------------------
                                                  Dobbins Callahan

                                                  /s/ Don Chupick
                                                  --------------------------
                                                  Don Chupick

                                                  /s/ James V. Depke
                                                  --------------------------
                                                  James V. Depke

                                                  /s/ Warren Deviney
                                                  --------------------------
                                                  Warren Deviney

                                                  /s/ Terry Diamond
                                                  --------------------------
                                                  Terry Diamond

                                                  /s/ Ray Dunn
                                                  --------------------------
                                                  Ray Dunn

                                                  /s/ Tom Ellis
                                                  --------------------------
                                                  Tom Ellis

                                                  /s/ Paul Evans
                                                  --------------------------
                                                  Paul Evans

                                                  Andrew Gillum
                                                  --------------------------
                                                  Andrew Gillum

                                                  /s/ Treasia Hall
                                                  --------------------------
                                                  Treasia Hall

                                                  /s/ Jim Harley
                                                  --------------------------
                                                  Jim Harley

                                                  /s/ Nat Harrison
                                                  --------------------------
                                                  Nat Harrison

                                                  /s/ David Haynes
                                                  --------------------------
                                                  David Haynes

                                                  /s/ William A. Holland
                                                  --------------------------
                                                  William A. Holland

                                                  /s/ Jeremy James
                                                  --------------------------
                                                  Jeremy James

                                                  /s/ Randall W. Johnson
                                                  --------------------------
                                                  Randall W. Johnson

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                                  /s/ Paul A. Johnston
                                                  --------------------------
                                                  Paul A. Johnston

                                                  /s/ Larry Jones
                                                  --------------------------
                                                  Larry Jones

                                                  /s/ Bob Lefferts
                                                  --------------------------
                                                  Bob Lefferts

                                                  /s/ Ross Leonard
                                                  --------------------------
                                                  Ross Leonard

                                                  /s/ Paul Lieske
                                                  --------------------------
                                                  Paul Lieske

                                                  /s/ Jay Linn
                                                  --------------------------
                                                  Jay Linn

                                                  /s/ Eric A. Lyons
                                                  --------------------------
                                                  Eric A. Lyons

                                                  /s/ Dan Mayfield
                                                  --------------------------
                                                  Dan Mayfield

                                                  /s/ John McCrudden
                                                  --------------------------
                                                  John McCrudden

                                                  /s/ Jack Mishkin
                                                  --------------------------
                                                  Jack Mishkin

                                                  /s/ Hugh S. Morrow Jr.
                                                  --------------------------
                                                  Hugh S. Morrow Jr.

                                                  /s/ Jim Mukite
                                                  --------------------------
                                                  Jim Mukite

                                                  /s/ Gary W. Myers
                                                  --------------------------
                                                  Gary W. Myers

                                                  /s/ Mike Newberry
                                                  --------------------------
                                                  Mike Newberry

                                                  /s/ Jeffrey C. Newman
                                                  --------------------------
                                                  Jeffrey C. Newman

                                                  /s/ John C. Oakley
                                                  --------------------------
                                                  John C. Oakley

                                                  /s/ Mike Powers
                                                  --------------------------
                                                  Mike Powers

                                                  /s/ Lynn Preston
                                                  --------------------------
                                                  Lynn Preston

                                                  /s/ Chris Reilly
                                                  --------------------------
                                                  Chris Reilly

                                                  /s/ Paul Richards
                                                  --------------------------
                                                  Paul Richards

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                                  /s/ Sue Ross
                                                  --------------------------
                                                  Sue Ross

                                                  /s/ John G. Shearer, Jr.
                                                  --------------------------
                                                  John G. Shearer, Jr.

                                                  /s/ Karen Simenson
                                                  --------------------------
                                                  Karen Simenson

                                                  /s/ Roger Skelton
                                                  --------------------------
                                                  Roger Skelton

                                                  /s/ Phyllis Sosebee
                                                  --------------------------
                                                  Phyllis Sosebee

                                                  /s/ Mary Helen Swinney
                                                  --------------------------
                                                  Mary Helen Swinney

                                                  /s/ Larry Thompson
                                                  --------------------------
                                                  Larry Thompson

                                                  /s/ Robert J. Trauscht
                                                  --------------------------
                                                  Robert J. Trauscht

                                                  /s/ Dennis Turnbull
                                                  --------------------------
                                                  Dennis Turnbull

                                                  /s/ Daniel Weaver
                                                  --------------------------
                                                  Daniel Weaver

                                                  /s/ Jeff Weaver
                                                  --------------------------
                                                  Jeff Weaver

                                                  /s/ Earl D. Whittaker
                                                  --------------------------
                                                  Earl D. Whittaker

                                                  /s/ Anne Brookes Wohlberg
                                                  --------------------------
                                                  Anne Brookes Wohlberg

                                                  /s/ Jennifer Young
                                                  ---------------------------
                                                  Jennifer Young

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                                  /s/ Carl Hulme
                                                  --------------------------
                                                  Carl Hulme

                                                  /s/ Gordon Laing
                                                  --------------------------
                                                  Gordon Laing

                                                  /s/ Paul Shaipley
                                                  --------------------------
                                                  Paul Shaipley

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                            THE COINVESTORS:

                                                  NORWEST EQUITY
                                                    PARTNERS VII, L.P.

                                                  By: ITASCA LBO
                                                        PARTNERS VII, L.P.
                                                  Its: General Partner

                                            By:    /s/ Timothy DeVries
                                                  --------------------------
                                            Title: Partner
                                                  --------------------------

                                            ABU DHABI INVESTMENT AUTHORITY

                                            By:    /s/ Hareb Al Darmaki
                                                  --------------------------
                                            Title: Executive Director
                                                  --------------------------

                                            HAMILTON LANE PRIVATE EQUITY
                                              FUND IV, L.P.

                                            By:  HLSP Investment
                                                    Management II Limited
                                            Its:  Managing General Partner

                                            By:    /s/ Mario Giannini
                                                  --------------------------
                                            Title: Director
                                                  --------------------------

                                            PARIBAS NORTH AMERICA, INC.

                                            By:    /s/ Everett Schenk
                                                  --------------------------
                                            Title: CEO
                                                  --------------------------

                                            CSFB CAF HOLDINGS, LLC

                                            By:  Merchant Capital, Inc.
                                            Its:  Managing Member

                                            By:    /s/ Edward Nedel
                                                  --------------------------
                                            Title: VP
                                                  --------------------------

                                            ANTARES CAPITAL CORPORATION

                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                                            By:    /s/ [Illegible Signature]
                                                  --------------------------
                                            Title: Managing Director
                                                  --------------------------

                                            RANDOLPH STREET PARTNERS III

                                            By:    /s/ John Weisserbach
                                                  --------------------------
                                            Title:
                                                  --------------------------